State Street Small/Mid Cap Equity Index Fund
Class A (SSMJX) Class I (SSMLX) Class K (SSMKX)
Summary Prospectus – April 30, 2026
Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

www.statestreet.com/im
You may also get this information at no cost by calling (800) 647-7327, by sending an e-mail request to
Fund_Inquiry@ssga.com, or by writing to the fund, c/o State Street Global Advisors Funds Distributors, LLC, One
Iron Street, Boston, Massachusetts 02210. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective
The State Street Small/Mid Cap Equity Index Fund (the “Small/Mid Cap Equity Index Fund” or the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return of an index that tracks the performance of mid-to small- capitalization exchange traded U.S. equity securities.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial intermediary (“Financial Intermediary”) and in Choosing a Share Class – Reducing Your Class A Sales Charge on page 63 of the Fund's Prospectus. The expenses shown in the table and the Example reflect the expenses of both the Fund and the Fund's proportionate share of the expenses of State Street Small/Mid Cap Equity Index Portfolio (the “Small/Mid Cap Equity Index Portfolio” or sometimes referred to in context as the “Portfolio”).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fee	0.030%	0.030%	0.030%
Distribution and/or Shareholder Service (12b-1) Fees	0.250%	0.000%	0.000%
Other Expenses[2]	0.302%	0.302%	0.102%
Total Annual Fund Operating Expenses	0.582%	0.332%	0.132%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.087%)	(0.087%)	(0.087%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.495%	0.245%	0.045%

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
2
Other Expenses have been restated to reflect current fees.
3
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until April 30, 2027, separately with respect to each of the Fund and the Portfolio, (i) to waive up to the full amount of the advisory fee payable by the Fund or the Portfolio, and/or (ii) to reimburse the Fund or the Portfolio to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, interest, taxes, extraordinary expenses, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.045% of the Fund's and 0.03% of the Portfolio's average daily net assets on an annual basis (for avoidance of doubt, the waiver and/or reimbursement is inclusive of the allocation of expenses from the Portfolio). This waiver and/or reimbursement may not be terminated prior to April 30, 2027 except with approval of the Fund's/Portfolio's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$573	$693	$825	$1,207
Class I	$25	$98	$178	$412
Class K	$5	$34	$66	$160
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). As a shareholder of the Small/Mid Cap Equity Index Portfolio, the Fund bears its ratable share of the transaction costs associated with the portfolio turnover of the Portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a passive management strategy designed to track the performance of the Russell Small Cap Completeness Index (the “Index”). The Index is a float-adjusted, market capitalization index which measures the performance of the Russell 3000® Index companies excluding S&P 500® constituents. The Index is constructed to provide a comprehensive and unbiased barometer of the extended broad market beyond the S&P 500 exposure. The Index is completely reconstituted annually to ensure new and growing equities are included. As of February 28, 2026, the market capitalization of the companies included in the Index ranged from $6.34 million to $180.34 billion. As of February 28, 2026, the Index comprised 2,437 securities. As of February 28, 2026, a significant portion of the Fund comprised companies in the information technology sector, although this may change from time to time.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a “passive” or “indexing”  investment approach, seeks to provide investment results that, before expenses, correspond generally to the total return of the Index.
The Fund generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, to match generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings, if any) in stocks in the Index. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in this 80% investment policy. The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Adviser, to investments in the Index may be counted toward satisfaction of this 80% policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).
The Fund may purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions relating to the Index or any securities comprising the Index, in lieu of investing directly in the stocks making up the Index. The Fund may, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund (including funds advised by the Adviser).
The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Small/Mid Cap Equity Index Portfolio, a separate series of the State Street Institutional Investment Trust, with an identical investment objective as the Fund and that has substantially identical investment policies, strategies and risks, to the Fund. When the Fund invests in this “master-feeder”  structure, the Fund's only investments are shares of the Portfolio and it participates in the investment returns achieved by the Portfolio.
The Index is sponsored by FTSE Russell (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terror ism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-, Mid-, and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives con tract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Large Transactions Risk: To the extent a large proportion of the shares of the Portfolio or Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Portfolio or Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Portfolio or Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of the Portfolio or Fund to conduct its investment program.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Master/Feeder Structure Risk: The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Adviser serves as investment adviser to the master fund, leading to potential conflicts of interest. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund's investment program adversely and limit the ability of the master fund to achieve its objective.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with that of (i) a broad measure of market performance and (ii) the Index. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 997-7327 or by visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	30.41%	Q2 2020
Lowest Quarterly Return	-28.02%	Q1 2020
Average Annual Total Returns (for periods ended 12/31/25)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Class A and after tax returns will vary for other share classes. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
	One Year	Five Years	Ten Years
Class A
Return Before Taxes	6.37%	5.18%	10.32%
Return After Taxes on Distributions	5.11%	3.47%	8.78%
Return After Taxes on Distributions and Sale of Fund Shares	4.42%	3.58%	7.88%
Class I Returns Before Taxes	12.68%	6.61%	11.22%
Class K Returns Before Taxes	12.78%	6.77%	11.37%
Russell Small Cap Completeness Index (reflects no deduction for fees, expenses or taxes)	12.67%	6.69%	11.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
The Fund will make updated performance information, including its current net asset value, available at the Fund's website: www.statestreet.com/im.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund and the Portfolio. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management.
The professionals primarily responsible for the day-to-day management of the Portfolio and the Fund are Karl Schneider, Ted Janowsky and Emiliano Rabinovich. Karl Schneider and Ted Janowsky have served as portfolio managers of the Fund and the Portfolio since inception in 2015. Emiliano Rabinovich has served as a portfolio manager of the Fund and the Portfolio since 2026.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Purchase and Sale of Fund Shares
Purchase Minimums
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	None
To add to an existing account	None
Class K
To establish an account	None
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 219737
Kansas City, MO 64121-9737
By Overnight/Registered, Express, Certified Mail:
State Street Funds
801 Pennsylvania Avenue, Suite 219737
Kansas City, MO 64105-1307
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact SS&C GIDS, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.

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